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                                 EXHIBIT 23.1

                          CONSENT OF BDO SEIDMAN, LLP

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                                                                    EXHIBIT 23.1

                        [Letterhead of BDO Seidman, LLP]



                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the use in the Prospectus constituting part of this
Registration Statement on Form SB-2 of our report dated January 31, 1997, relating to the financial statements of First Federal Bank of Idaho, a Federal Savings Bank, and Subsidiary, which appears in such Prospectus. We also consent to the reference to us under the headings "Experts," "Legal and Tax Opinions" and "Tax Effects" in such Prospectus.



/s/ BDO Seidman, LLP
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BDO Seidman, LLP


Spokane, Washington
March 14, 1997